                        HARTFORD LIFE INSURANCE COMPANY

                              POWER OF ATTORNEY

                                 ------------

                               David A. Carlson
                              Michael L. Kalen
                               Thomas M. Marra
                           Ernest M. McNeill, Jr.
                               John C. Walters
                             Lizabeth H. Zlatkus
                           David M. Znamierowski

as directors of Hartford Life Insurance Company, do hereby jointly and severally authorize Richard J. Wirth, Suzanne Hurel, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all registration statements under the Securities Act of 1933 and/or the Investment Company Act of 1940, filed on Form N-6 and any and all pre-effective amendments and post-effective amendments for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


By:     /s/ David A. Carlson                                Dated as of May 1, 2006
        --------------------------------------------------
        David A. Carlson

By:     /s/ Michael L. Kalen                                Dated as of May 1, 2006
        --------------------------------------------------
        Michael L. Kalen

By:     /s/ Thomas M. Marra                                 Dated as of May 1, 2006
        --------------------------------------------------
        Thomas M. Marra

By:     /s/ Ernest M. McNeill, Jr.                          Dated as of May 1, 2006
        --------------------------------------------------
        Ernest M. McNeill, Jr.

By:     /s/ John C. Walters                                 Dated as of May 1, 2006
        --------------------------------------------------
        John C. Walters

By:     /s/ Lizabeth H. Zlatkus                             Dated as of May 1, 2006
        --------------------------------------------------
        Lizabeth H. Zlatkus

By:     /s/ David M. Znamierowski                           Dated as of May 1, 2006
        --------------------------------------------------
        David M. Znamierowski

APPENDIX A

FILED ON FORM
N-6
FILE NUMBERS:
-----------------
333-131135
333-50280
333-94617
333-88261
33-89990
33-53692
333-07465
333-109529
333-109530
333-110550
333-127379
333-36203
33-83654
333-36329
33-83656
333-52645
333-00245

                        HARTFORD LIFE INSURANCE COMPANY

                              POWER OF ATTORNEY

                                 ------------

                                Glenn D. Lammey

as Chief Financial Officer of Hartford Life Insurance Company, do hereby jointly and severally authorize Richard J. Wirth, Suzanne Hurel, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all registration statements under the Securities Act of 1933 and/or the Investment Company Act of 1940, filed on Form N-6 and any and all pre-effective amendments and post-effective amendments for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


By:     /s/ Glenn D. Lammey                                 Dated as of May 1, 2006
        --------------------------------------------------
        Glenn D. Lammey

APPENDIX A

FILED ON FORM
N-6
FILE NUMBERS:
-----------------
333-131135
333-50280
333-94617
333-88261
33-89990
33-53692
333-07465
333-109529
333-109530
333-110550
333-127379
333-36203
33-83654
333-36329
33-83656
333-52645
333-00245